EXHIBIT 10.65.1

                       AMENDMENT NO. 1 TO PROMISSORY NOTE

         This AMENDMENT NO. 1 (the "Amendment") is made and entered into as of March 8, 2000, by and between SSE TELECOM, INC., a Delaware corporation ("Lender") and GEORGE M. WALLEY (the "Borrower").

         WHEREAS, Lender issued to Borrower a Promissory Note dated as of March 8, 1999 (the "Note"); and

         WHEREAS, Lender and Borrower agree to amend certain sections of the Note as set forth below.

         NOW, THEREFORE BE IT RESOLVED, Lender and Borrower agree as follows:

1. Amendment. Section 1 of the Note is hereby amended and restated in its entirety to read as follows:

                  Principal Repayment. The outstanding principal amount of the Loan shall be subject to scheduled repayments on the dates and in the amounts listed below.

                            Repayment Date               Repayment Amount
                            --------------               ----------------
                             March 8, 2000               $125,000.00 (Paid)

                           December 31, 2001             $25,000.00

2.       Miscellaneous.

2.1 This Amendment shall be appended to the Note and deemed to be a part thereof.

2.2 Except as modified by this Amendment, the Note remains in full force and effect.

2.3 This Amendment may be executed in counterparts with the same force and effect as if each of the signatories had executed the same document.

         IN WITNESS WHEREOF, Lender and Borrower have duly executed this Amendment as of the day and year first set forth above.

                                    SSE TELECOM, INC.

                                    By:
                                         ---------------------------------------

                                    Name:  Lee Blachowicz
                                        ----------------------------------------

                                    Title:  President and CEO
                                            ------------------------------------



By:
     ---------------------------------------
Name:  Michael Walley


                                       47